STATE FARM ASSOCIATES’ FUNDS TRUST

November 2, 2009 Supplement to the Statement of Additional Information dated April 1, 2009

The information in this supplement updates information in, and should be read in conjunction with, the Statement of Information.

The table appearing at the bottom of page 25 is replaced with the following table:

Name of Trustee (1)	Total Compensation for the Associates’ Funds Trust		Total Compensation From all Funds and Fund Complex*
Edward B. Rust, Jr.	$0	(2)	$0	(2)
Michael L. Tipsord	$0	(2)	$0	(2)
Thomas M. Mengler (3)	$29,990		$66,000
James A. Shirk (3)	$29,990		$66,000
Donald Altorfer (3)	$29,990		$66,000
Victor Boschini (3)	$29,990		$66,000
David L. Vance (3)	$35,557		$78,250
Alan R. Latshaw (3)	$29,763		$65,500
Anita Nagler (3)	$29,763		$65,500

*	Includes compensation paid by State Farm Variable Product Trust and State Farm Mutual Fund Trust.

(1)	Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

(2)	Non-compensated interested trustee.

(3)	Independent Trustee.